Van Kampen Municipal Income Fund
                          Item 77(O) 10F-3 Transactions
                        October 1, 2005 - March 31, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund

                                                                Citigr
  NYC                                                            oup,
Indust                                                          Goldma
 rial   11/2/    -     $96.00 $800,00  3,300,    0.41%  0.52%     n,    Citigr
Develo    05                   0,000     000                    Sachs     oup
 pment                                                          & Co.,
Revenu                                                          Merril
   e                                                              l
Americ                                                          Lynch
  an                                                            & Co.,
Airlin                                                          JPMorg
  es                                                             an,
                                                                Morgan
                                                                Stanle
                                                                y, UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                 Inc.